UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2011

Green Equity Holdings, Inc.
(Exact Name of registrant as specified in charter)

Nevada	001-52396	20-2889663
(State of	(Commission
incorporation or	File No.)	(I.R.S. Employer
organization)		Identification No.)

1015 W. Newport Center Drive
Suite 105
Deerfield Beach, FL 33442
(Address of Principal Executive Offices, Including Zip Code)

(954) 573-1709
(Registrant's Telephone Number, Including Area Code)

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS:

     On March 29, 2011, Green Equity Holdings, Inc. (the "Company") entered into a Purchase, Sale and Assignment of Liabilities Agreement (the “Agreement”) with CX2 Technologies, Inc., a Florida corporation (“CX2”) whereby CX2 agreed to acquire $49,438 of assets of the Company (the “Assets”) and assume $840,813 of liabilities related to the Assets in exchange for an equity stake in the Company. The Agreement was completed on March 29, 2011. There are no related parties between the Company and CX2. At closing, the Company will issue CX2 1,500,000 restricted shares of common stock of the Company as consideration for CX2 entering into the Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Equity Holdings, Inc.

Date: March 30, 2011	By: /s/ Raimundo Dias

Raimundo Dias,
Chief Executive Officer